UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21983

Name of Fund:	NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, NASDAQ Premium Income & Growth Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 – 06/30/2008

Item 1 – Report to Stockholders

NASDAQ Premium

Income & Growth Fund Inc.

Semi-Annual Report

(Unaudited)

June 30, 2008

NASDAQ Premium Income & Growth Fund Inc.

Directors and Officers

William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director and Chairman of the Nominating and Corporate Governance Committee
Laura S. Unger, Director
Mitchell M. Cox, President
James E. Hillman, Vice President and Treasurer
Colleen R. Rusch, Vice President and Secretary
Donald C. Burke, Vice President and Assistant Treasurer
Martin G. Byrne, Chief Legal Officer
Michael J. Fuccile, Chief Compliance Officer
Justin C. Ferri, Vice President
Michael M. Higuchi, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

2	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Fund Summary as of June 30, 2008 (Unaudited)

Fund Information

Symbol on NASDAQ	QQQX
Initial Offering Date	January 30, 2007
Yield on Closing Market Price as of June 30, 2008 ($15.76)*	11.74%
Current Quarterly Distribution per share of Common Stock**	$0.4625
Current Annualized Distribution per share of Common Stock**	$1.85

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/08 (a)	12/31/07	Change†	High	Low

Market Price	$15.76	$18.26	(13.69%)	$18.67	$14.51
Net Asset Value	$17.39	$20.63	(15.71%)	$20.63	$16.80

(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (10.74%) based on net asset value per share and (8.61%) based on market price per share, assuming reinvestment of dividends. For the same period, the performance of the NASDAQ 100 Index,® the Fund’s unmanaged reference index, had a total investment return of (11.68%). The reference index has no expenses associated with performance.

†	Does not include reinvestment of dividends.

Portfolio Information as of June 30, 2008

Ten Largest Equity Holdings	Percent of Net Assets

Apple Inc.	13.2%
Microsoft Corp.	6.0
QUALCOMM, Inc.	5.1
Google, Inc. Class A	4.5
Cisco Systems, Inc.	4.2
Research In Motion Ltd.	4.1
Oracle Corp.	3.9
Intel Corp.	3.9
Gilead Sciences, Inc.	3.2
Adobe Systems, Inc.	3.0

Five Largest Industries	Percent of Net Assets

Software	16.8%
Computers & Peripherals	14.9
Communications Equipment	14.4
Semiconductors & Semiconductor Equipment	10.7
Biotechnology	10.5

Sector Representation	Percent of Long-Term Investments

Information Technology	66.1%
Health Care	16.3
Consumer Discretionary	6.6
Industrials	4.7
Financials	2.8
Energy	1.3
Materials	1.3
Consumer Staples	0.9

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

The NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ are trade or service marks of the NASDAQ Stock Market, Inc.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	3

Schedule of Investments as of June 30, 2008 (Unaudited)

Industry	Common Stocks	Shares Held	Value

	Aerospace & Defense — 2.6%
	Boeing Co.	8,617	$566,309
	Ceradyne, Inc. (a)	24,712	847,622
	General Dynamics Corp.	5,525	465,205
	L-3 Communications Holdings, Inc.	43,749	3,975,472
	Lockheed Martin Corp.	7,793	768,857
	Precision Castparts Corp.	13,255	1,277,384
	United Technologies Corp.	6,818	420,671

			8,321,520

	Airlines — 0.3%
	SkyWest, Inc.	64,535	816,368

	Biotechnology — 10.5%
	Amgen, Inc. (a)	114,043	5,378,268
	Biogen Idec, Inc. (a)	75,964	4,245,628
	Celgene Corp. (a)	77,342	4,939,834
	Crucell NV (a)(b)	33,777	539,756
	Genzyme Corp. (a)	95,711	6,893,106
	Gilead Sciences, Inc. (a)	194,717	10,310,265
	OSI Pharmaceuticals, Inc. (a)	29,620	1,223,898

			33,530,755

	Capital Markets — 0.6%
	Affiliated Managers Group, Inc. (a)	8,357	752,631
	Northern Trust Corp.	16,575	1,136,548

			1,889,179

	Commercial Banks — 0.4%
	East-West Bancorp, Inc.	34,885	246,288
	SVB Financial Group (a)	21,763	1,047,018

			1,293,306

	Commercial Services & Supplies — 0.3%
	ChoicePoint, Inc. (a)	21,303	1,026,805

	Communications Equipment — 14.4%
	ADC Telecommunications, Inc. (a)	49,635	733,109
	Cisco Systems, Inc. (a)	574,235	13,356,706
	Comtech Telecommunications Corp. (a)	27,393	1,342,257
	JDS Uniphase Corp. (a)	88,085	1,000,646
	QUALCOMM, Inc.	368,517	16,351,099
	Research In Motion Ltd. (a)	111,420	13,024,998

			45,808,815

	Computers & Peripherals — 14.9%
	Apple Inc. (a)	250,786	41,991,608
	Dell, Inc. (a)	142,605	3,120,197
	International Business Machines Corp.	10,655	1,262,937
	NCR Corp. (a)	20,212	509,342
	Teradata Corp. (a)	23,346	540,226

			47,424,310

	Diversified Consumer Services — 0.2%
	ITT Educational Services, Inc. (a)	6,451	533,046

	Diversified Financial Services — 0.4%
	The NASDAQ Stock Market, Inc. (a)	47,310	1,256,081

	Electronic Equipment & Instruments — 1.2%
	Electro Scientific Industries, Inc. (a)	42,412	600,978
	Flir Systems, Inc. (a)	28,026	1,137,015
	National Instruments Corp.	27,041	767,153
	Smart Modular Technologies WWH, Inc. (a)	82,509	316,009
	Trimble Navigation Ltd. (a)	32,378	1,155,895

			3,977,050

Industry	Common Stocks	Shares Held	Value

	Energy Equipment & Services — 1.1%
	Hercules Offshore, Inc. (a)	95,526	$3,631,899

	Food & Staples Retailing — 0.5%
	The Kroger Co.	18,325	529,043
	Walgreen Co.	32,372	1,052,414

			1,581,457

	Health Care Equipment & Supplies — 0.9%
	ArthroCare Corp. (a)	22,038	899,371
	Intuitive Surgical, Inc. (a)	5,914	1,593,232
	Kinetic Concepts, Inc. (a)	12,565	501,469

			2,994,072

	Health Care Providers & Services — 1.2%
	Express Scripts, Inc. (a)	46,385	2,909,267
	Lincare Holdings, Inc. (a)	32,628	926,635

			3,835,902

	Hotels, Restaurants & Leisure — 0.3%
	Darden Restaurants, Inc.	14,897	475,810
	McDonald’s Corp.	8,335	468,594

			944,404

	Household Durables — 0.6%
	Garmin Ltd.	32,545	1,394,228
	Mohawk Industries, Inc. (a)	6,495	416,330

			1,810,558

	IT Services — 1.0%
	Affiliated Computer Services, Inc. Class A (a)	26,823	1,434,762
	CSG Systems International, Inc. (a)	41,042	452,283
	Computer Sciences Corp. (a)	28,942	1,355,643

			3,242,688

	Insurance — 0.9%
	Arch Capital Group Ltd. (a)	37,983	2,519,033
	CNA Financial Corp.	18,511	465,552

			2,984,585

	Internet & Catalog Retail — 1.4%
	Amazon.com, Inc. (a)	58,651	4,300,878

	Internet Software & Services — 7.2%
	Baidu.com, Inc. (a)(b)	4,907	1,535,695
	eBay, Inc. (a)	230,119	6,289,152
	Google, Inc. Class A (a)	27,489	14,470,759
	Sohu.com, Inc. (a)	10,035	706,865

			23,002,471

	Life Sciences Tools & Services — 1.1%
	Invitrogen Corp. (a)	86,863	3,410,241

	Machinery — 1.2%
	Eaton Corp.	28,248	2,400,233
	Middleby Corp. (a)	19,491	855,850
	Terex Corp. (a)	11,889	610,738

			3,866,821

4	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Media — 1.3%
	Cablevision Systems Corp. Class A (a)	27,391	$619,037
	Central European Media Enterprises Ltd. Class A (a)	7,821	708,035
	Liberty Media Corp. — Entertainment Class A (a)	48,495	1,175,034
	Liberty Media Holding Corp. — Capital (a)	32,325	465,480
	Omnicom Group Inc.	10,353	464,643
	Scholastic Corp. (a)	23,558	675,172

			4,107,401

	Metals & Mining — 1.3%
	Freeport-McMoRan Copper & Gold, Inc. Class B	15,143	1,774,608
	Nucor Corp.	15,766	1,177,247
	Steel Dynamics, Inc.	31,305	1,223,086

			4,174,941

	Oil, Gas & Consumable Fuels — 0.2%
	Chevron Corp.	5,562	551,361

	Personal Products — 0.4%
	Chattem, Inc. (a)	11,344	737,927
	USANA Health Sciences, Inc. (a)	25,524	685,830

			1,423,757

	Pharmaceuticals — 2.6%
	Forest Laboratories, Inc. (a)	14,252	495,114
	GlaxoSmithKline Plc (b)	11,260	497,917
	Teva Pharmaceutical Industries Ltd. (b)	157,379	7,207,958

			8,200,989

	Real Estate Investment Trusts (REITs) — 0.5%
	Boston Properties, Inc.	9,922	895,163
	ProLogis	13,238	719,485

			1,614,648

	Road & Rail — 0.2%
	CSX Corp.	7,878	494,817

	Semiconductors & Semiconductor Equipment — 10.7%
	ASML Holding NV (b)	160,266	3,910,490
	Cabot Microelectronics Corp. (a)	37,049	1,228,174
	Diodes, Inc. (a)	56,346	1,557,403
	Integrated Device Technology, Inc. (a)	105,454	1,048,213
	Intel Corp.	575,120	12,353,578
	International Rectifier Corp. (a)	21,906	420,595
	Intersil Corp. Class A	63,300	1,539,456
	MEMC Electronic Materials, Inc. (a)	19,421	1,195,168
	Microsemi Corp. (a)	47,380	1,193,028
	Nvidia Corp. (a)	159,823	2,991,887
	Texas Instruments, Inc.	123,999	3,491,812
	Varian Semiconductor Equipment Associates, Inc. (a)	13,632	474,666
	Xilinx, Inc.	72,236	1,823,959
	Zoran Corp. (a)	73,121	855,516

			34,083,945

Industry	Common Stocks	Shares Held	Value

Software — 16.8%
	Adobe Systems, Inc. (a)	243,861	$9,605,685
	Ansys, Inc. (a)	19,786	932,316
	CA, Inc.	44,973	1,038,427
	Factset Research Systems, Inc.	18,192	1,025,301
	McAfee, Inc. (a)	30,899	1,051,493
	Microsoft Corp.	697,476	19,187,565
	Oracle Corp. (a)	593,256	12,458,376
	Quality Systems, Inc.	20,574	602,407
	SAP AG (b)	32,367	1,686,644
	SPSS, Inc. (a)	28,280	1,028,544
	Symantec Corp. (a)	213,881	4,138,597
	Synopsys, Inc. (a)	31,572	754,887

			53,510,242

Specialty Retail — 2.4%
	Charlotte Russe Holding, Inc. (a)	116,904	2,076,215
	Jos. A. Bank Clothiers, Inc. (a)	62,482	1,671,394
	Ross Stores, Inc.	14,785	525,163
	Staples, Inc.	106,980	2,540,775
	Tiffany & Co.	16,780	683,785

			7,497,332

Textiles, Apparel & Luxury Goods — 0.6%
	Nike, Inc. Class B	22,240	1,325,726
	Phillips-Van Heusen Corp.	11,796	431,970

			1,757,696

Trading Companies & Distributors — 0.2%
	Houston Wire & Cable Co.	28,393	565,021

	Total Investments Before Options Written
	(Cost — $291,235,599*) — 100.4%		319,465,361

Options Written	Number of Contracts

Call Options Written
NASDAQ Index 100, expiring July 2008 at USD 2,025	100	(16,750)
NASDAQ Index 100, expiring July 2008 at USD 2,050	100	(9,000)
NASDAQ Index 100, expiring July 2008 at USD 2,075	100	(5,500)
NASDAQ Index 100, expiring July 2008 at USD 2,100	100	(4,000)
NASDAQ Index 100, expiring August 2008 at USD 1,975	105	(223,650)
NASDAQ Index 100, expiring August 2008 at USD 2,000	100	(157,500)
NASDAQ Index 100, expiring September 2008 at USD 2,000	105	(347,025)
NASDAQ Index 100, expiring September 2008 at USD 2,025	100	(267,000)

Total Options Written (Premiums Received — $5,351,320) — (0.3%)		(1,030,425)

Total Investments, Net of Options Written (Cost — $285,884,279) — 100.1%		318,434,936
Liabilities in Excess of Other Assets — (0.1%)		(383,673)

Net Assets — 100.0%		$318,051,263

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	5

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$291,333,923

Gross unrealized appreciation	$52,144,048
Gross unrealized depreciation	(24,012,610)

Net unrealized appreciation	$28,131,438

(a)	Non-income producing security.

(b)	Depositary receipts.

•

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments†

Level 1	$319,465,361	$(1,030,425)
Level 2	—	—
Level 3	—	—

Total	$319,465,361	$(1,030,425)

†	Other financial instruments are options.

See Notes to Financial Statements.

6	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Statement of Assets, Liabilities and Capital

As of June 30, 2008 (Unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $291,235,599)		$319,465,361
Cash		1,585,196
Receivables:
Dividends	$46,862
Securities sold	8,250	55,112

Total assets		321,105,669

Liabilities

Options written, at value (premiums received — $5,351,320)		1,030,425
Payables:
Dividends to shareholders	1,615,599
Investment advisory fees	258,564	1,874,163

Accrued expenses		149,818

Total liabilities		3,054,406

Net Assets

Net assets		$318,051,263

Capital

Common Stock, par value $.001, 100,000,000 shares authorized		$18,289
Paid-in capital in excess of par		316,535,008
Accumulated distributions in excess of investment income — net	$(17,821,268)
Accumulated realized capital losses — net	(13,231,423)
Unrealized appreciation — net	32,550,657

Total accumulated earnings — net		1,497,966

Total capital — Equivalent to $17.39 per share based on 18,289,445 shares of Common Stock outstanding (market price $15.76)		$318,051,263

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	7

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income

Dividends (net of $22,190 foreign withholding tax)		$852,873
Interest		39,851

Total income		892,724

Expenses

Investment advisory fees	$1,492,483
Licensing fees	80,064
Professional fees	42,420
Directors’ fees and expenses	32,876
Accounting services	21,806
Transfer agent fees	18,963
Printing and shareholder reports	17,347
Custodian fees	12,175
Listing fees	10,271
Other	20,977

Total expenses		1,749,382

Investment loss — net		(856,658)

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net	288,449
Options written — net	(1,155,049)	(866,600)

Change in unrealized appreciation/depreciation on:
Investments — net	(42,192,304)
Options written — net	1,636,729	(40,555,575)

Total realized and unrealized loss — net		(41,422,175)

Net Decrease in Net Assets Resulting from Operations		$(42,278,833)

See Notes to Financial Statements.

8	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended June 30, 2008 (Unaudited)	For the Period January 30, 2007** to December 31, 2007

Operations

Investment loss — net	$(856,658)	$(1,204,547)
Realized loss — net	(866,600)	(12,364,823)
Change in unrealized appreciation/depreciation — net	(40,555,575)	73,106,232

Net increase (decrease) in net assets resulting from operations	(42,278,833)	59,536,862

Dividends and Distributions to Shareholders

Investment income — net	(16,917,737)†	—
Tax return of capital	—	(30,912,999)

Net decrease in net assets resulting from dividends and distributions to shareholders	(16,917,737)	(30,912,999)

Common Stock Transactions

Net proceeds from issuance of Common Stock	—	347,620,000
Value of shares issued to shareholders in reinvestment of dividends and distributions	—	1,587,353
Offering costs resulting from the issuance of Common Stock	—	(683,391)

Net increase in net assets resulting from Common Stock transactions	—	348,523,962

Net Assets

Total increase (decrease) in net assets	(59,196,570)	377,147,825
Beginning of period	377,247,833	100,008

End of period*	$318,051,263	$377,247,833

* Accumulated distributions in excess of investment income — net	$(17,821,268)	$(46,873)

**	Commencement of operations.

†	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	9

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended June 30, 2008 (Unaudited)		For the Period January 30, 2007† to December 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$20.63		$19.10

Investment loss — net**	(.05)		(.07)
Realized and unrealized gain (loss) — net	(2.26)		3.34

Total from investment operations	(2.31)		3.27

Less dividends and distributions:
Investment income	(.93	)†††	—
Tax return of capital	—		(1.70)

Total dividends and distributions	(.93)		(1.70)

Offering costs resulting from the issuance of Common Stock	—		(.04)

Net asset value, end of period	$17.39		$20.63

Market price per share, end of period	$15.76		$18.26

Total Investment Return††

Based on net asset value per share	(10.74	%)‡	17.95%‡

Based on market price per share	(8.61	%)‡	(.30%)‡

Ratios to Average Net Assets

Expenses	1.05	%*	1.06%*

Investment loss — net	(.52	%)*	(.36%)*

Supplemental Data

Net assets, end of period (in thousands)	$318,051		$377,248

Portfolio turnover	16%		31%

*	Annualized.

**	Based on average shares outstanding.

†	Commencement of operations.

††

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

†††	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

‡	Aggregate total investment return.

See Notes to Financial Statements.

10	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

NASDAQ Premium Income & Growth Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on the last business day of each week. The Fund’s Common Stock shares are listed on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol QQQX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities held by the Fund that are traded on stock exchanges or NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NASDAQ. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NASDAQ. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NASDAQ that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	11

Notes to Financial Statements (continued)

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the option written. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Swaps — The Fund may enter into swap agreements which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. For the current period ended June 30, 2008, Fund management believes it is likely total dividends and distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. All of the dividends and distributions paid by the Fund during the period January 30, 2007 to December 31, 2007 were characterized as a tax return of capital.

12	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Notes to Financial Statements (concluded)

(f) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements — Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of our knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. IQ Advisors has entered into a Subadvisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”) pursuant to which Nuveen HydePark provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a principal owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co. and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008, were $54,229,748 and $71,163,192, respectively.

Transactions in options written for the six months ended June 30, 2008 were as follows:

	Number of Contracts	Premiums Received

Outstanding call options written, at beginning of period	820	$5,079,591
Options written	3,680	18,676,240
Options closed	(3,690)	(18,404,511)

Outstanding call options written, at end of period	810	$5,351,320

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock par value $.001 per share, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2008 remained constant. Shares issued and outstanding during the period January 30, 2007 to December 31, 2007 increased 18,200,000 from shares sold and 84,209 from dividend reinvestments.

5. Capital Loss Carryforward

On December 31, 2007, the Fund had a net capital loss carryforward of $9,582,334, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	13

Proxy Results

During the six-month period ended June 30, 2008, the shareholders of NASDAQ Premium Income & Growth Fund Inc. voted on the following proposal, which was approved at the annual meeting of shareholders held on April 25, 2008. A description of the proposal and number of shares voted are as follows:

		Shares Voted For	Shares Withheld From Voting

To elect the Fund’s Board of Directors:	Paul Glasserman	15,999,126	293,341
	Steven W. Kohlhagen	15,996,650	295,817
	William J. Rainer	16,001,971	290,496
	Laura S. Unger	16,006,790	285,677

14	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement

The Board of Directors of each of S&P 500® GEAREDSM Fund Inc. (“S&P GEARED”), Defined Strategy Fund Inc. (“Defined Strategy”), S&P 500® Covered Call Fund Inc. (“Covered Call”), Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”), Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) (each, a “Fund” and collectively, the “Funds”), currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a “Management Agreement” and together, the “Management Agreements”) with IQ Investment Advisors LLC (“IQ Advisors”).

At a Board meeting held on June 5, 2008, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund’s Directors. In considering whether to approve the continuance of the Management Agreement, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the Investment Company Act; and (iv) information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each Management Agreement was considered separately by the relevant Fund’s Directors. The Directors were represented by independent legal counsel who assisted them in their deliberations. In voting to approve the continuation of each Fund’s Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates — The Directors reviewed the services that IQ Advisors has provided to the Funds. They considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of the Fund’s subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history. Following their consideration of this information, and based on the presentations at the Meeting and the Directors’ experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to each Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Fund.

(b) Investment performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed each Fund’s investment performance and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund’s performance was satisfactory. Based on

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	15

Renewal of Current Investment Advisory and Management Agreement (continued)

these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each of the Funds — The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability to IQ Advisors and its affiliates. The Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc. (“BlackRock”), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund benefited from such services provided by IQ Advisors’ affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to each Fund’s fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Funds. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund’s strategy in connection with only registered funds. In particular, the Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds in the Lipper comparison. As a result, the Board of Directors of each Fund approved the continuation of the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

16	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement (continued)

Continuation of Current Investment Subadvisory Agreements

In considering whether to approve the continuance of the current Investment Subadvisory Agreement of each Fund (each, a “Subadvisory Agreement” and, collectively, the “Subadvisory Agreements”) for an additional annual period, the Directors received, reviewed and evaluated information concerning the services and personnel of: BlackRock Investment Management, LLC, as subadviser to each of S&P GEARED and Small Cap; Oppenheimer Capital LLC, as subadviser to each of Covered Call and Enhanced Covered Call; Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy, and Nuveen Asset Management (“NAM”), as subadviser to Global Income (each, a “Subadviser” and, collectively, the “Subadvisers”). Each Subadvisory Agreement was considered separately by the relevant Fund’s Directors. In voting to approve the continuation of each Fund’s Subadvisory Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by each Subadviser — The Directors reviewed the services that each Subadviser provides to each of their respective Funds. The Directors considered their detailed discussions with officers of IQ Advisors and members of each Subadviser’s portfolio management team, the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. The Directors took into account the annual due diligence investment review of each Subadviser and the report that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. Drawing on their collective industry experience, the Directors noted that they had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors discussed the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the Board meeting and their discussions in Executive Session, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund.

(b) Investment performance of each Fund and each Subadviser — The Directors received and considered information about each Fund’s investment performance in light of its stated investment objective and made the determinations discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund — The Directors considered the profitability to BlackRock of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	17

Renewal of Current Investment Advisory and Management Agreement (concluded)

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser’s fees are paid by IQ Advisors out of its fees and not directly by the Funds. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the subadvisory fee rate of each Fund was reasonable in relation to the services provided by the respective Subadviser. As a result, all of the Directors approved the continuation of the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

18	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2008	19

www.IQIAFunds.com

NASDAQ Premium Income & Growth Fund Inc. seeks to provide shareholders with premium income and capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of NASDAQ Premium Income & Growth Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

NASDAQ Premium Income & Growth Fund Inc. P.O. Box 9011 Princeton, NJ 08543-9011

#IQQQQXD — 6/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable

2

12(b) –	Certifications – Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
NASDAQ Premium Income & Growth Fund Inc.
	By:	/s/ Mitchell M. Cox
Mitchell M. Cox Chief Executive Officer of NASDAQ Premium Income & Growth Fund Inc.

Date: August 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Mitchell M. Cox
Mitchell M. Cox Chief Executive Officer (principal executive officer) of NASDAQ Premium Income & Growth Fund Inc.

Date: August 21, 2008

	By:	/s/ James E. Hillman
James E. Hillman Chief Financial Officer (principal financial officer) of NASDAQ Premium Income & Growth Fund Inc.

Date: August 21, 2008

3